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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 13, 2003
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                         COMMISSION FILE NUMBER: 1-10643


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                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                                             75-2313955
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)



            3710 RAWLINS
             SUITE 1500
            DALLAS, TEXAS                                      75219-4298
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588


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                         HALLWOOD REALTY PARTNERS, L.P.


ITEM 9.  REGULATION FD DISCLOSURE.

This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On May 13, 2003, Hallwood Realty Partners, L.P. issued a press release regarding its results of operations for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See above.


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                         HALLWOOD REALTY PARTNERS, L.P.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 HALLWOOD REALTY PARTNERS, L.P.

                                                 By: HALLWOOD REALTY, LLC
                                                     General Partner


Date: May 13, 2003                               By: /s/  JEFFREY D. GENT
      ------------                                   ---------------------------
                                                     Jeffrey D. Gent
                                                     Vice President - Finance
                                                     (Principal Financial and
                                                     Accounting Officer)



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                         HALLWOOD REALTY PARTNERS, L.P.

                                  EXHIBIT INDEX



Exhibit
Number             Description
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
99.1               Press Release dated May 13, 2003, announcing the results of operations of the registrant for the first quarter of 2003.